Exhibit 10.17

FIRST AMENDMENT

TO

PUT AND CALL OPTION AGREEMENT

THIS FIRST AMENDMENT TO PUT AND CALL AGREEMENT (this “First Amendment”), dated as of the 10th day of April, 2007 is entered into by and between Discus Holdings, Inc., a California corporation (“Discus”) and American Medical Technology, Inc, a Delaware corporation (“AMT”).

RECITALS

WHEREAS, Discus and AMT entered into a certain Put and Call Option Agreement dated April 11, 2006 (“P&C Agreement”);

WHEREAS, the P&C Agreement provides that neither party may exercise their respective Option (as defined in therein) before April 11, 2007;

WHEREAS, the parties wish to extend the date to which the parties may not exercise their Option in accordance with the terms stated in this First Amendment.

AGREEMENT

 NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, represent and warrant as follows:

1)             Extension of Time to Exercise Option.  Subsection (c) of Section 1.6 is hereby voided and replaced with the following:

“Time.  Neither party may exercise their respective Option before May 11, 2007.  The Options shall terminate and expire on the thirtieth (30) day after the earlier to occur of (x) the termination or expiration of the License Agreement or (y) 5 years from the date hereof.”

2)             Integration.  Except as to the extension of time, as explicitly stated in this First Amendment, the parties do not make any further modification to the P&C Agreement and all terms stated therein shall govern and control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers as of the date first written above.

AMERICAN MEDICAL TECHNOLOGIES,INC., a Delaware corporation

By:	/s/ Judd D. Hoffman
Name:	Judd D. Hoffman
Title:	President & CEO

DISCUS HOLDINGS, INC., a California corporation

By:	/s/ Michael Treiman
Name:	Michael Treiman
Title:	General Counsel & Secretary